Guarantees	12 Months Ended
Dec. 31, 2021
Guarantees [Abstract]
Guarantees	Guarantees

In connection with the sale of its NORESCO domestic operations in 2005, the Company agreed to maintain in-place guarantees of certain warranty obligations of NORESCO. The savings guarantees provided that, once an energy-efficiency construction project was completed by NORESCO, the customer would experience a certain dollar amount of energy savings over a number of years. The undiscounted maximum aggregate payments that may be due related to these guarantees were approximately $30 million as of December 31, 2021, extending at a decreasing amount for approximately 7 years.

This guarantee is exempt from ASC Topic 460, Guarantees. The Company considers the likelihood that it will be required to perform on these arrangements to be remote and expects any potential payments to be immaterial to the Company's financial position, results of operations and liquidity. As such, the Company has not recorded any liabilities related to this guarantee in its Consolidated Balance Sheets.